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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              DECEMBER 21, 2000
             Date of Report (Date of Earliest Event Reported)

                      EYE CARE CENTERS OF AMERICA, INC.
          (Exact Name of Registrant as Specified in its Charter)

     TEXAS                         33-70572                      74-2337775
  (State of                      (Commission                   (IRS Employer
Incorporation)                   File Number)                Identification No.)

                              11103 WEST AVENUE
                           SAN ANTONIO, TEXAS 78213
            (Address of Principal Executive Offices) (Zip Code)

                               (210) 340-3531
            (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On December 21, 2000, Eye Care Centers of America, Inc. and Bankers Trust Company, acting as Administrative Agent, and Merrill Lynch Capital Corporation, acting as Syndication Agent amended the Credit Agreement, dated as of April 23, 1998. The parties agreed to amend various financial covenants and scheduled principal payments.

(c) Exhibits:

    99.1    First Amendment To Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., Various Lenders, Bankers
            Trust Company, as Administrative Agent, and Merrill Lynch Capital
            Corporation, as Syndication Agent.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       EYE CARE CENTERS OF AMERICA, INC.


December 21, 2000                      /s/ Alan E. Wiley
-----------------                      -----------------
Dated                                  Executive Vice President and
                                       Chief Financial Officer